                                                                       EXHIBIT 6


[John Hancock Financial Services, Inc. Letterhead]


                                                                  April 27, 2001

Board of Directors of the John Hancock Variable Life Insurance Company


         Re:      Actuarial Opinion:


Members of the Board:

         This opinion is furnished in connection with the filing the Amendment to the Registration Statement on Form S-6 in which this opinion is being filed as an exhibit, pursuant to the Securities Act of 1933, as amended, with respect to variable life insurance policies under which amounts will be allocated to one or more of the subaccounts of one or more variable life insurance separate accounts. The policies described in the prospectus(es) in said Amendment.

         The policy form was reviewed under my direction, and I am familiar with the amended Registration Statement and exhibits. In my opinion, the illustrations of policy benefits, values, and accumulated premiums shown in the prospectus(es) (or appendix thereto) included in the Amendment, based on the assumptions stated with the illustrations, are consistent with the provisions of the policies. Such assumptions, including, to the extent applicable, the current cost of insurance rates, current scheduled rates of other charges, current dividend scales, and any other currently scheduled credits, are reasonable. The policies have not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear disproportionately more favorable to a prospective purchaser of a policy for an insured person(s) with the characteristics illustrated than to a prospective purchaser of a policy for an insured person(s) with other characteristics; nor have the particular examples set forth in the illustrations been selected for the purpose of making this relationship appear more favorable.

         I hereby consent to the filing of this opinion as an exhibit to the amended Registration Statement and to the use of my name under the heading "Experts" or "Accounting and Actuarial Experts" in the propectus(es).




                                                       Deborah A. Poppel, FSA
                                                       Actuary

                                                                       EXHIBIT 6


[John Hancock Financial Services, Inc. Letterhead]


                                                                  April 27, 2001


Board of Directors of the John Hancock Variable Life Insurance Company


         Re:      Actuarial Opinion:


Members of the Board:

         This opinion is furnished in connection with the filing the Amendment to the Registration Statement on Form S-6 in which this opinion is being filed as an exhibit, pursuant to the Securities Act of 1933, as amended, with respect to variable life insurance policies under which amounts will be allocated to one or more of the subaccounts of one or more variable life insurance separate accounts. The policies described in the prospectus(es) in said Amendment.

         The policy form was reviewed under my direction, and I am familiar with the amended Registration Statement and exhibits. In my opinion, the illustrations of policy benefits, values, and accumulated premiums shown in the prospectus(es) (or appendix thereto) included in the Amendment, based on the assumptions stated with the illustrations, are consistent with the provisions of the policies. Such assumptions, including, to the extent applicable, the current cost of insurance rates, current scheduled rates of other charges, current dividend scales, and any other currently scheduled credits, are reasonable. The policies have not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear disproportionately more favorable to a prospective purchaser of a policy for an insured person(s) with the characteristics illustrated than to a prospective purchaser of a policy for an insured person(s) with other characteristics; nor have the particular examples set forth in the illustrations been selected for the purpose of making this relationship appear more favorable.

         I hereby consent to the filing of this opinion as an exhibit to the amended Registration Statement and to the use of my name under the heading "Experts" or "Accounting and Actuarial Experts" in the propectus(es).




                                                       Todd G. Englesen, FSA
                                                       Vice President and
                                                       Illustration Actuary